CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Marshall Dornfeld, Chief Executive Officer, of Advantage Advisers Alyeska Fund LLC (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.  The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:    MAY 21, 2004                 /s/ Marshall Dornfeld
     --------------------------       ------------------------------------------
                                      Marshall Dornfeld, Chief Executive Officer
                                      (chief executive officer)


I, Alan Kaye, Chief Financial Officer of Advantage Advisers Alyeska Fund LLC (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.  The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:    MAY 21, 2004                 /s/ Alan Kaye
     --------------------------       ------------------------------------------
                                      Alan Kaye, Chief Financial Officer
                                      (chief financial officer)